Oct. 23, 2019
American Independence Kansas Tax-Exempt Bond Fund

ALPS Series Trust

American Independence Kansas Tax-Exempt Bond Fund (the “Fund”)

Institutional (SEKSX)

Class A (IKSTX)

Supplement dated October 23, 2019 to the Fund’s Prospectus and Summary Prospectus, each dated January 28, 2019, as may have been subsequently amended and revised

In the “Principal Investment Strategies of the Fund” section, the following paragraph replaces the existing substantially similar disclosure on page 10 of the Prospectus and page 2 of the Summary Prospectus:

“The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Adviser will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does not intend to principally invest in any particular sector of the municipal bond market.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE